UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 28, 2024

OPTIMUMBANK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-50755	55-0865043
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

2929 East Commercial Boulevard	33308
Ft. Lauderdale, Florida	(Zip Code)
(Address of principal executive offices)

(954) 776-2332

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock	OPHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective March 28, 2024, OptimumBank Holdings, Inc. (the “Company”) entered into subscription agreements with six investors. Pursuant thereto, the Company issued and sold issued 1,511,025 shares of common stock and 525,641 shares of Series C preferred stock at $3.90 per share, for $7,942,997 in gross proceeds. In connection therewith, the Company also entered into registration rights agreements with five of those investors, requiring the Company to register 1,381,025 shares of common stock pursuant to the Securities Act of 1933, as amended (the “Act”).

In connection with such transactions, the Company entered into a Placement Agent Agreement with Compass Point Research and Trading, LLC as its exclusive sales agent in connection with such sales.

Copies of the forms of subscription agreements and registration rights agreements and of the Placement Agent Agreement are filed herewith as Exhibits 10.1, 10.2, and 10.3.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.

The Company issued the shares in reliance on the exemption from registration set forth in Section 4(a)(2) of the Act and Rule 506 promulgated thereunder. The Company will use the proceeds to pay operating expenses or to contribute capital to OptimumBank to support its growth and operations.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the issuance and sale of the Series C preferred stock, the Company adopted articles of amendment to its Articles of Incorporation authorizing and designating the Series C preferred stock. A copy is filed herewith as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
3.1	Article of Amendment to Articles of Incorporation, dated March 8, 2024	*

10.1	Form of subscription agreement	*

10.2	Form of registration rights agreement	*

10.3	Placement Agent Agreement dated March 28, 2024	*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	*

The information in this report (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMUMBANK HOLDINGS, INC.

Date:	March 28, 2024

By:	/s/ Moishe Gubin
Moishe Gubin
Chairman of the Board of Directors